[THE AMERICAN FUNDS GROUP(R)]

CAPITAL WORLD GROWTH AND INCOME FUND

SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED MAY 31, 1998

[cover: nine country flags with silhouette of globe in background]

CAPITAL WORLD GROWTH AND INCOME FUND(SM) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Capital World Growth and Income Fund is one of the 28 mutual funds in The American Funds Group,R managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.


RESULTS AT A GLANCE
(with dividends reinvested)

                    AVERAGE ANNUAL COMPOUND RETURN

                                     12 Months           3 Years           5 Years            Lifetime
                                     Through             6/1/95 -          6/1/93 -           3/26/93 -
                                     5/31/98             5/31/98           5/31/98            5/31/98

CAPITAL WORLD       +14.5%           +20.6%              +21.3%            +18.6%             +18.6%
GROWTH AND
INCOME FUND

Morgan Stanley      +15.5            +20.5               +18.8             +15.4              +16.6
Capital
International
World Index

Lipper Global       +15.1            +18.5               +18.0             +14.7              +15.7
Stock Fund
Average


The MSCI World Index is unmanaged and measures all of the world's major stock markets, including the U.S.

Lipper and fund results do not reflect the effect of sales charges.

Fund results were computed without a sales charge unless otherwise indicated. Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

Since inception on 3/26/93: +126.98%, or +16.85% a year; 5 years: +122.43%, or
+17.34% a year; 12 months: +8.72%. Sales charges are lower for accounts of $50,000 or more.

The fund's 30-day yield as of June 30, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 1.88%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

FELLOW SHAREHOLDERS:

Capital World Growth and Income Fund continued to make good progress during the first half of fiscal 1998. For the six months ended May 31, the value of your investment rose 14.5% if, like most shareholders, you reinvested income dividends totaling 23 cents a share and capital gain distributions totaling $1.87 a share. If you took your dividends in cash, the value of your holdings appreciated 13.5% and you received an income return of 0.9%.

The fund's 14.5% gain over the six months slightly lagged the 15.5% return of its primary benchmark, the unmanaged Morgan Stanley Capital International
(MSCI) World Index, which measures 23 major markets including the U.S. The fund's lower exposure to the U.S. market, its somewhat higher exposure to the Hong Kong market as well as some Japanese holdings that lost ground during the period all contributed to the modest gap.

Since the fund's introduction on March 26, 1993, it has generated a total return of 141.9% with dividends reinvested, or an average of 18.6% per year. By comparison, over the same period, the MSCI World Index has provided a return of 122.0%, or an average of 16.6% a year.

THE SIX MONTHS IN REVIEW

During the semi-annual period, most of the world's major markets outside Asia made striking progress, posting double-digit gains both in local currency and in U.S. dollars. A breakdown of the portfolio by country is shown on page 2.

In the United States, by far the fund's largest country concentration (27.1% of assets), the market retained its upward momentum during the first part of the six-month period despite some volatility in the wake of the Asian crisis. Unemployment fell, the rate of inflation continued to slow and interest rates remained low. Buoyed by a wave of megamergers, large capitalization stocks once again forged ahead. Chrysler, the fund's fourth-largest holding, announced a merger with Germany's Daimler-Benz and returned a handsome 62%. Merger activity was also widespread in the banking sector.

Concerns about the economy overheating as well as further turmoil in Asia caused the U.S. market to lose momentum late in the period. U.S. stocks nonetheless closed the period with a strong 14.8% return.*

*All individual country returns are measured in U.S. dollars by MSCI and include reinvestment of dividends.

Elsewhere in the Americas, Canada (4.7% of assets) posted a gain of 16.8%, while most Latin American markets had a difficult period. After an impressive 46.0% increase in fiscal 1997, Mexico's stock market dropped 10.4%. Other markets in the region also moved lower. Because Capital World Growth and Income Fund emphasizes investments in leading companies in the world's largest stock markets, it held only a few select securities in Latin America. Happily, most of our holdings in the region increased in price despite the broad decline.

While the U.S. market was a strong performer, European stocks (40.7% of assets) rose at an even faster pace. Most of the countries that will participate in the European Monetary Union significantly lowered their interest rates, triggering a flurry of new activity in local stock markets. The surge in stock prices can also be attributed to positive news on corporate earnings, a wave of mergers and other measures aimed at improving competitiveness and increasing shareholder value.

Italy led the way. Its stock market index rose a stunning 50.8% over the period. One of the fund's larger holdings, Istituto Mobiliare Italiano, recorded a 64.4% increase. The Portuguese market also soared to new heights, rising 43.7%, while in neighboring Spain, equities gained 47.3%. Telefonica, Spain's leading telecommunications provider and the fund's third-largest position, rose 55.1%.

The fund also had substantial investments in companies based in France, where stocks appreciated 40.6%, and in Germany, up 35.6%. German telecommunications conglomerate Mannesmann, one of our largest positions, saw a stellar 110.2% increase. The U.K. market, which represented the fund's second-largest country concentration, rose 18.2%. The only true laggard was Norway, where equities declined 1.8%.

[Picture of pie chart cut in five pieces]

WHERE THE FUND'S ASSETS WERE INVESTED
(PERCENT BY COUNTRY AS OF 5/31/98)

 EUROPE                      40.7%

  United Kingdom             13.6
  France                      4.8
  Germany                     4.1
  Netherlands                 3.8
  Italy                       2.9
  Sweden                      2.7
  Portugal                    1.9
  Spain                       1.9
  Denmark                     1.2
  Finland                     1.0
  Luxembourg                   .6
  Norway                       .6
  Switzerland                  .6
  Belgium                      .3
  Croatia                      .3
  Poland                       .3
  Austria                      .1

 THE AMERICAS                34.4%

  United States              27.1
  Canada                      4.7
  Argentina                   1.4
  Brazil                       .6
  Mexico                       .4
  Chile                        .1
  Peru                         .1

ASIA/PACIFIC RIM             13.5%

  Japan                       4.4
  Australia                   3.6
  Hong Kong                   3.1
  New Zealand                  .9
  Philippines                  .7
  Taiwan                       .4
  Indonesia                    .2
  South Korea                  .1
  Other Asia/Pacific           .1

OTHER                         1.1%

  Supranational                .7
  South Africa                 .4

 BONDS, CASH
 & EQUIVALENTS               10.3%

While stocks in Europe made heady progress, markets continued to tumble in Asia. Economies were in turmoil throughout the region as reverberations from the October currency free-fall continued. That turbulence sparked a market rout from which the region has not yet recovered. Only the Philippines rebounded, closing the six months with a 5.7% gain.

Capital World Growth and Income Fund had relatively few investments in the worst performing markets. The fund had no holdings in Malaysia, and its combined exposure to Indonesia, South Korea, Taiwan and Thailand was a mere 0.7%. However, 3.1% of the fund's assets were invested in Hong Kong, where stocks plummeted 20.9%.

Our holdings in Japan, which accounted for 4.4% of the portfolio, also declined. The nation continued to grapple with severe difficulties and failed to emerge from a prolonged economic slump. Concerns about the health of Japan's banking sector increased and the yen wilted against the dollar. Amid the financial fog, a crisis of confidence gripped the nation. The Japanese market declined accordingly, closing the period with a 9.4% drop.

A NOTE ABOUT DIVIDENDS

The fund paid dividends of 11 cents a share in December and 12 cents a share in March. On June 8, after the end of the fiscal reporting period, the fund paid a dividend of 21 cents a share. Dividends vary from quarter to quarter, principally because companies outside North America pay dividends annually or semi-annually, as opposed to quarterly, which is customary in the United States. Dividends paid by the fund in September, December and March are generally smaller than those paid in June.

LOOKING FORWARD

Despite tremors in some parts of the world, the long-term outlook for global equities remains encouraging. Markets are liquid and inflation has been comparatively benign worldwide, keeping interest rates low. The trend toward greater deregulation continues, creating new investment opportunities and prompting businesses to expand.


10 LARGEST HOLDINGS                     Country               Market Value            Percent of Net
                                                              (Millions)              Assets

ING Groep                               Netherlands           $140.244                1.65%
Deutsche Telekom                        Germany               135.098                 1.59
Telefonica (formerly                    Spain                 129.819                 1.53
Telefonicade Espana)
Chrysler                                USA                   120.428                 1.42
Mannesmann                              Germany               117.391                 1.38
Portugal Telecom                        Portugal              109.161                 1.29
Astra                                   Sweden                98.392                  1.16
Telecom Italia                          Italy                 92.138                  1.09
Koninklijke PTT Nederland               Netherlands           90.959                  1.07
Royal Bank of Canada                    Canada                81.549                  .96

While it gives us great pleasure to report on Capital World Growth and Income Fund's progress, these have been exceptionally good times for most investors. Stock valuations today are high by historical standards. The sweeping declines in the Asian markets serve as a lesson in the unpredictability of market behavior. So do the sudden gains in Europe.

We are confident that our in-depth research should continue to unveil good values in companies worldwide, and, as always, we will exercise great diligence in monitoring existing holdings. But at times like this we want to remind shareholders of the importance of maintaining a long-term perspective. Market fluctuations are inevitable.

We look forward to reporting to you again in six months.

Cordially,

/S/ Thierry Vandeventer
Thierry Vandeventer
Chairman of the Board

/S/ Paul S. Haaga, Jr.
Paul G. Haaga, Jr.
President

July 16, 1998



CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO, MAY 31, 1998

-------------------------------------------                                           "---------      --------    --------
Equity Securities                                                                      Shares or        Market     Percent
(common and preferred stocks and convertible                                           Principal         Value      of Net
 debentures)                                                                              Amount    (Millions)      Assets
-------------------------------------------                                           "---------      --------    --------

TELECOMMUNICATIONS- 13.85%
Deutsche Telekom AG (Germany)                                                          5,039,418       $135.098       1.59%
Telefonica, SA (Spain) (Formerly Telefonica de Espana)                                 2,904,351        129.819        1.53
Mannesmann AG (Germany)                                                                  120,075        117.391        1.38
Portugal Telecom, SA (Portugal)                                                        2,076,325        109.161        1.29
Telecom Italia SpA, savings shares (Italy)                                            16,246,151         87.727
Telecom Italia SpA                                                                       588,775          4.411        1.09
Koninklijke PTT Nederland NV (Netherlands)                                             1,627,800         90.959        1.07
Tele Danmark AS, Class B (American Depositary Receipts)(Denmark)                         924,100         42.855
Tele Danmark AS, Class B                                                                 382,500         35.776         .93
Telecom Corp. of New Zealand Ltd. (New Zealand)                                        6,391,000         29.432
Telecom Corp. of New Zealand Ltd. (American Depositary Receipts)                         720,700         26.351
Telecom Corp. of New Zealand Ltd. (1)                                                  3,038,610         13.994         .82
France Telecom (France) (2)                                                            1,080,000         60.520         .71
Telecom Italia Mobile SpA, savings shares (Italy)                                     12,565,800         45.712
Telecom Italia Mobile SpA                                                              2,224,200         13.128         .69
Hong Kong Telecommunications Ltd. (Hong Kong)                                         31,973,264         57.563         .68
TELECEL - Comunicacoes Pessoais, SA (Portugal) (2)                                       296,400         51.943         .61
Telecom Argentina SA, Class B (American Depositary Receipts) (Argentina)               1,632,700         50.614         .60
British Telecommunications PLC (United Kingdom)                                        4,150,000         44.056         .52
U S WEST Communications Group (USA)                                                      850,000         43.137         .51
Telefonos de Mexico, SA de CV, Class L (American Depositary Receipts) (Mexico)           582,300         27.623         .33
Nortel Inversora SA, preferred, Class B (American Depositary Receipts) (Argentina)       980,000         26.460         .31
Philippine Long Distance Telephone Co. (American Depositary Receipts)(Philippines)       650,000         16.494         .19
AT&T Corp. (USA)                                                                         150,000          9.131         .11
Telefonica de Argentina SA, Class B (American Depositary Receipts) (Argentina)           277,500          9.036         .11
Nippon Telegraph and Telephone Corp. (Japan) (2)                                           1,000          8.221         .10
Bell Atlantic Corp. (USA)                                                                 75,000          6.872         .08
AirTouch Communications (USA) (2)                                                        117,820          5.611         .07
SmarTone Telecommunications Holdings Ltd. (Hong Kong - Incorporated in Bermuda)(1)     2,000,000          4.736         .06
TELUS Corp. (Canada)                                                                     135,000          3.542         .04

BANKING- 11.46%
Royal Bank of Canada (Canada)                                                          1,334,200         81.549         .96
Istituto Mobiliare Italiano SpA (Italy)                                                1,900,000         32.455
Istituto Mobiliare Italiano SpA (American Depositary Receipts) (Italy)                   500,000         25.562         .68
Australia and New Zealand Banking Group Ltd. (Australia)                               8,156,562         57.865         .68
Bank of Scotland (United Kingdom)                                                      4,200,000         48.668         .57
Chase Manhattan Corp. (USA)                                                              350,000         47.578         .56
ForeningsSparbanken AB (Sweden)                                                        1,577,000         47.360         .56
First Union Corp. (USA)                                                                  850,000         47.016         .55
National Bank of Canada (Canada)                                                       2,000,000         40.794         .48
Safra Republic Holdings SA (Luxembourg)                                                  266,000         39.900         .47
Commonwealth Bank of Australia (Australia)                                             2,499,000         29.391         .35
Washington Mutual, Inc. (USA)                                                            400,000         28.250         .33
Banc One Corp. (USA)                                                                     484,000         26.680         .31
Westpac Banking Corp.(Australia)                                                       4,025,164         26.566         .31
Bank of Nova Scotia (Canada)                                                             968,400         25.938         .31
HSBC Holdings PLC (United Kingdom)                                                     1,067,626         25.904         .31
Cie. Financiere de Paribas, Class A (France) (2)                                         250,000         25.502         .30
Bank of Montreal (Canada)                                                                450,000         25.295         .30
Fuji Bank, Ltd. (Japan)                                                                1,700,000          8.336         .10
Fuji JGB Investment LLC 9.87% noncumulative preferred, Series A (Japan) (1)          $19,000,000         16.483         .19
Hang Seng Bank, Ltd. (Hong Kong)                                                       3,300,000         24.595         .29
Unibanco-Uniao de Bancos Brasileiros, SA (Global Depositary Receipts)(Brazil)            780,000         24.424         .29
Banco de Galicia y Buenos Aires SA (American Depositary Receipts) (Argentina)            987,000         20.233         .24
ABN AMRO Holding NV (Netherlands)                                                        800,000         19.369         .23
Wilmington Trust Corp. (USA)                                                             300,000         18.188         .21
National Australia Bank Ltd. (Australia)                                               1,307,527         18.114         .21
Unidanmark A/S (Denmark)                                                                 215,000         17.359         .20
Crestar Financial Corp. (USA)                                                            300,000         17.231         .20
Asahi Bank, Ltd. (Japan)                                                               4,150,000         15.592         .18
Skandinaviska Enskilda Banken AB (Sweden)                                                800,000         13.313         .16
Bank of New York Co., Inc. (USA)                                                         200,000         12.225         .14
Sakura Bank, Ltd. (Japan)                                                              4,000,000         11.855         .14
Bank of the Philippine Islands (Philippines)                                           3,580,400          8.986         .11
Wells Fargo & Co.  (USA)                                                                  24,500          8.857         .10
Spar Nord Holding A/S (Denmark)                                                          140,000          7.453         .09
Sanwa International Finance (Bermuda) Trust 1.25% preferred share units 2005
 (Japan) (1)                                                                         849,000,000          6.122         .07
Lloyds TSB Group PLC (United Kingdom)                                                    370,000          5.375         .06
Credit Lyonnais Group (France) (2)                                                        52,692          5.181         .06
Grupo Financiero Banamex Accival, SA de CV, Class L (Mexico) (2)                         384,600          .851
Banco Nacional de Mexico, SA, 11.00% convertible debentures 2003 (1)                  $3,970,000          4.129         .06
National Westminister Bank PLC (United Kingdom)                                          260,200          4.717         .06
MBL International Finance (Bermuda), 3.00% convertible debentures 2002 (Bermuda)      $3,800,000          3.634         .04

UTILITIES: ELECTRIC & GAS- 4.93%
Williams Companies, Inc. (USA)                                                         2,320,560         75.273         .89
Northeast Utilities (USA) (2)                                                          3,050,000         48.609         .57
Southern Electric PLC (United Kingdom)                                                 4,174,707         36.102         .43
Columbia Energy Group (Formerly Columbia Gas System) (USA)                               394,400         33.278         .39
National Power PLC (United Kingdom)                                                    3,480,000         32.396         .38
Scottish Power PLC (United Kingdom)                                                    3,066,250         27.242         .32
El Paso Natural Gas Co. (USA)                                                            560,000         21.630         .25
Public Service Co. of New Mexico (USA)                                                   864,300         18.745         .22
Sonat Inc. (USA)                                                                         454,100         17.795         .21
K N Energy, Inc. (USA)                                                                   325,000         17.591         .21
CalEnergy Co., Inc. (USA) (2)                                                            500,000         15.125         .18
Long Island Lighting Co. (USA)                                                           400,000         11.925         .14
Empresa Nacional de Electricidad SA (American Depositary Receipts) (Chile)               709,546         11.042         .13
Hongkong Electric Holdings Ltd. (Hong Kong)                                            3,310,500          9.720         .11
Australian Gas Light Co. (Australia)                                                   1,283,367          9.000         .11
Ameren Corp. (Formerly Union Electric Co.) (USA)                                         230,000          8.999         .11
Cia. Paulista de Forca e Luz - CPFL (Brazil) (2)                                      74,000,000          7.431         .09
NICOR Inc. (USA)                                                                         175,000          6.759         .08
National Fuel Gas Co. (USA)                                                              127,000          5.382         .06
Centrais Eletricas Brasileiras SA - ELETROBRAS, Class B, preferred nominative
 (American Depositary Receipts) (Brazil)                                                 240,000          4.260         .05

MULTI-INDUSTRY- 4.31%
Siebe PLC (United Kingdom)                                                             2,720,000         66.635         .79
Suez Lyonnaise des Eaux (France)                                                         390,243         66.628         .79
Orkla AS, Class A (Norway)                                                               804,000         18.296
Orkla AS, Class B                                                                      1,404,000         29.436         .56
Williams Holdings PLC (United Kingdom)                                                 6,500,000         46.710         .55
Hutchison Whampoa Ltd. (Hong Kong)                                                     5,507,000         28.784         .34
Societe Generale de Belgique SA (Belgium)                                                135,000         24.037         .28
Lend Lease Corp. Ltd. (Australia)                                                        787,046         16.790         .20
Swire Pacific Ltd., Class A (Hong Kong)                                                4,000,000         14.790         .17
FMC Corp. (USA) (2)                                                                      170,000         12.994         .15
Canadian Pacific Ltd. (Canada)                                                           400,000         11.625         .14
JG Summit (Cayman) Ltd. 3.50% Euro convertible 2003 (Philippines - Incorporated      $20,000,000         11.400
 in the Cayman Islands)                                                                                                 .13
Ayala Corp., 3.00% convertible debentures 2000 (Philippines)                         $10,000,000         11.238         .13
Jardine Strategic Holdings Ltd. (Singapore - Incorporated In Bermuda)                  3,434,311          7.075         .08
Brierley Investments Ltd. 9.00% convertible preferred (New Zealand)                      200,000          .096          .00
Cie. Nationale a Portefeuille, warrants, expire 1999 (2) (Belgium)                         1,000          .029          .00

BEVERAGES & TOBACCO- 3.62%
Imperial Tobacco Ltd. (United Kingdom)                                                 9,250,000         70.474         .83
RJR Nabisco Holdings Corp. (USA)                                                       2,100,000         59.194         .70
Gallaher Group PLC (United Kingdom)                                                    9,500,000         49.029         .58
Philip Morris Companies Inc. (USA)                                                     1,000,000         37.375         .44
Foster's Brewing Group Ltd. (Australia)                                               13,500,000         29.306         .35
Asahi Breweries, Ltd. (Japan)                                                          1,205,000         15.120
Asahi Breweries, Ltd. 1.00% convertible debentures 2003                            Y472,000,000           5.143
Asahi Breweries, Ltd. 0.90% convertible debentures 2001                            Y267,000,000           2.871
Asahi Breweries, Ltd. 0.95% convertible debentures 2002                            Y212,000,000           2.298         .30
Seagram Co. Ltd. (Canada)                                                                525,000         23.067         .27
Coca-Cola Amatil Ltd. (Australia)                                                      1,056,637          7.767         .09
UST Inc. (USA)                                                                           200,000          5.325         .06

ENERGY SOURCES- 3.56%
Shell Canada Ltd., Class A (Canada)                                                    2,375,800         40.954         .48
ENI SpA (Italy)                                                                        4,700,000         33.105
ENI SpA (American Depositary Receipts)                                                   100,000          7.063         .47
Elf Aquitaine (France)                                                                   250,000         34.741         .41
NGC Corp. (USA)                                                                        1,975,000         29.995         .35
"Shell" Transport and Trading Co., PLC (New York Registered Shares)(United Kingdom)      400,000         17.750
Royal Dutch Petroleum Co. (Netherlands)                                                  100,000          5.697
Royal Dutch Petroleum Co. (New York Registered Shares)                                    80,000          4.485         .33
TOTAL, Class B (France)                                                                  224,487         27.892         .33
Repsol SA (American Depositary Receipts) (Spain)                                         425,000         23.269         .27
Pioneer Natural Resources Co. (USA)                                                      683,919         16.072         .19
Mobil Corp. (USA)                                                                        200,000         15.600         .18
YPF SA, Class D (American Depositary Receipts)(Argentina)                                450,000         13.978         .16
Unocal Corp. (USA)                                                                       360,000         12.825         .15
Broken Hill Proprietary Co. Ltd. (Australia)                                           1,100,000          9.414         .11
Esso SA Francaise (France)                                                                78,567          7.830         .09
Engen Ltd. (South Africa)                                                                900,000          3.370         .04

HEALTH & PERSONAL CARE- 3.40%
AB Astra, Class A (Sweden)                                                             3,552,400         71.350
AB Astra, Class B                                                                      1,390,533         27.042        1.16
Glaxo Wellcome PLC (United Kingdom)                                                    2,860,000         78.238         .92
Pfizer Inc (USA)                                                                         438,000         45.908         .54
PLIVA d.d. (Global Depositary Receipts) (Croatia) (1)                                    690,000         11.351
PLIVA d.d. (Global Depositary Receipts)                                                  600,000          9.870         .25
Merck & Co., Inc. (USA)                                                                  144,700         16.939         .20
Novartis AG, 2.00% convertible debentures 2002 (Switzerland) (1)                      $7,500,000         12.037         .14
Zeneca Group PLC (United Kingdom)                                                        225,000          9.146         .12
Eli Lilly and Co. (USA)                                                                  100,000          6.144         .07
Allegiance Corp. (USA)                                                                     6,000          .300          .00

AUTOMOBILES- 3.18%
Chrysler Corp. (USA)                                                                   2,165,000        120.428        1.42
Regie Nationale des Usines Renault, SA (France) (2)                                    1,200,000         62.809         .74
Ford Motor Co., Class A (USA)                                                          1,098,300         56.974         .67
Bayerische Motoren Werke AG (Germany)                                                     12,000         12.693
Bayerische Motoren Werke AG (new) (2)                                                      2,400          2.508         .18
Suzuki Motor Corp. (Japan)                                                             1,700,000         13.841         .17

FOREST PRODUCTS & PAPER- 3.03%
Fort James Corp. (USA)                                                                 1,427,360         68.246         .80
Sonoco Products Co. (USA)                                                              1,017,500         35.549         .42
Metsa-Serla Oy, 4.375% convertible debentures 2002 (Finland) (1)                     $30,000,000         32.850         .39
Bowater Inc. (USA)                                                                       500,000         25.313         .30
Jefferson Smurfit Corp. (USA) (2)                                                      1,332,300         24.564         .29
Union Camp Corp. (USA)                                                                   300,000         16.406         .19
Champion International Corp. (USA)                                                       330,000         15.840         .19
UPM-Kymmene Corp. (Finland)                                                              508,960         14.752         .17
APP Global Finance (V) Ltd., 2.00% convertible debentures 2000 (Indonesia)(1)        $15,000,000         12.900         .15
MAYR-MELNHOF Karton AG (Austria)                                                         145,000         10.610         .13

BUSINESS & PUBLIC SERVICES- 2.93%
United Utilities PLC (United Kingdom)                                                  4,936,323         66.915         .79
Brambles Industries Ltd. (Australia)                                                   1,524,354         30.898         .36
Thames Water PLC (United Kingdom)                                                      1,575,000         25.581         .30
Hyder PLC (United Kingdom)                                                             1,495,000         23.855         .28
Columbia/HCA Healthcare Corp. (USA)                                                      550,000         17.978         .21
Electronic Data Systems Corp. (USA)                                                      400,000         14.550         .17
Vanstar Financing Trust, 6.75% convertible preferred (USA)(2)                            350,000         14.175         .17
Quintiles Transnational Corp., 4.25% convertible debentures 2000 (USA)(1)            $10,000,000         12.925         .15
Cendant Corp. 7.50% PRIDES convertible preferred (USA)                                   300,000         11.325         .13
Omnicom Group Inc. (USA)                                                                 200,000          9.362         .11
American Water Works Co., Inc. (USA)                                                     300,000          8.812         .10
Rentokil Initial PLC (United Kingdom)                                                  1,100,000          7.607         .09
Hutchison Delta Finance Ltd., 7.00% convertible debentures 2002
 Hong Kong--Incorporated in Cayman Islands (1)                                        $6,000,000          6.000         .07

INSURANCE- 2.93%
ING Groep NV (Netherlands)                                                             2,042,724        140.244        1.65
Transatlantic Holdings, Inc. (USA)                                                       320,400         23.970         .28
Norwich Union PLC (United Kingdom)                                                     2,360,600         17.118         .20
Fairfax Financial Holdings Ltd. (Canada) (2)                                              35,000         13.509         .16
Guardian Royal Exchange PLC (United Kingdom)                                           1,900,095         11.963         .14
National Mutual Asia Ltd. (Hong Kong)                                                 15,958,000         11.224         .13
Yasuda Fire and Marine Insurance Co., Ltd (Japan)                                      1,940,000          8.366         .10
Corporacion Mapfre, CIR, SA (Spain)                                                      172,812          6.652         .08
GIO Australia Holdings Ltd. (Australia)                                                2,285,486          6.434         .08
PartnerRe Holdings Ltd. (Singapore - Incorporated in Bermuda)                            116,500          5.679         .07
Aetna Inc. (USA)                                                                          40,000          3.127         .04

MERCHANDISING- 2.90%
Tesco PLC (United Kingdom)                                                             7,469,504         65.510         .77
Dixons Group PLC (United Kingdom)                                                      3,819,700         36.432         .43
Wal-Mart Stores, Inc. (USA)                                                              596,000         32.892         .39
J.C. Penney Co., Inc. (USA)                                                              400,000         28.725         .34
Safeway PLC (United Kingdom)                                                           3,850,000         23.406         .28
AutoZone, Inc. (USA) (2)                                                                 550,000         18.287         .22
Coles Myer Ltd. (Australia)                                                            2,150,700          9.687         .11
Kingfisher PLC (United Kingdom)                                                          465,000          8.240         .10
Amway Japan Ltd. (Japan)                                                                 179,000          2.194
AJL PEPS Trust, $1.44 convertible preferred (2)                                          465,000          3.778         .07
Staples, Inc., 4.50% convertible debentures 2000 (USA) (1)                            $3,000,000          5.179         .06
Woolworths Ltd. (Australia)                                                            1,219,885          4.190         .05
Superdiplo SA (Spain)                                                                    179,000          3.841         .05
Thorn PLC (United Kingdom)                                                               865,260          2.883         .03

CHEMICALS- 2.61%
Praxair, Inc. (USA)                                                                    1,119,700         55.215         .65
BOC Group PLC (United Kingdom)                                                         2,250,000         35.645         .42
Millennium Chemicals Inc. (USA)                                                        1,095,800         34.655         .41
Airgas, Inc. (USA) (2)                                                                 2,037,100         30.938         .36
Sherwin-Williams Co. (USA)                                                               872,000         28.994         .34
DSM NV (Netherlands)                                                                     258,064         26.108         .31
L'Air Liquide (France)                                                                    50,599          9.976         .12

BROADCASTING & PUBLISHING- 2.60%
Tele-Communications, Inc., Series A, Liberty Media Group (USA) (2)                     1,496,250         49.376         .58
Time Warner Inc. (USA)                                                                   450,000         35.016         .41
Rogers Communications Inc., Class B (Canada) (2)                                       3,485,000         28.242         .33
Viacom Inc., Class B (USA) (2)                                                           425,000         23.375         .28
ProSieben Media AG (Germany) (1,2)                                                       320,800         15.996         .19
NTL Inc. (United Kingdom - Incorporated in USA) (2)                                      326,560         13.267         .16
CanWest Global Communications Corp. (Canada)                                             741,300         13.033         .15
CANAL+ (France)                                                                           59,356         10.779         .13
Tidnings AB Marieberg, Class A (Sweden)                                                  300,000          9.086         .11
Publishing & Broadcasting Ltd. (Australia)                                             1,765,235          8.371         .10
News Corp. Ltd., preferred (Australia)                                                 1,362,268          7.372         .09
Modern Times Group MTG AB, Class B (American Depositary Receipts) (Sweden)(2)            100,550          5.932         .07

REAL ESTATE- 2.40%
Sun Hung Kai Properties Ltd. (Hong Kong)                                               6,360,000         30.698         .36
Security Capital Group Inc., Class A (USA)(2)                                             18,200         24.570         .29
Amoy Properties Ltd. (Hong Kong)                                                      35,531,000         22.813         .27
Hysan Development Co. Ltd. (Hong Kong)                                                21,000,000         21.411
Hysan Development Co. Ltd., warrants, expire 1999 (2)                                  1,683,000          .041          .25
CarrAmerica Realty Corp. (USA)                                                           750,000         21.000         .25
Land Securities PLC, 6.00% convertible debentures 2007 (United Kingdom)              $10,000,000         20.048         .24
Cheung Kong (Holdings) Ltd. (Hong Kong)                                                3,000,000         16.222         .19
Meditrust Corp., paired stock (USA)                                                      415,339         11.707         .14
SM Prime Holdings, Inc. (Philippines)                                                 52,885,000          9.393         .11
Kerry Properties Ltd. (Hong Kong)                                                      9,760,500          9.070         .11
Security Capital Global Realty (Luxembourg) (1,2)                                        450,000          9.000         .11
AMB Property Corp. (USA)                                                                 250,000          5.953         .07
Mandamus AB (Sweden) (2)                                                                  78,850          .503          .01

ELECTRICAL & ELECTRONIC- 2.36%
Siemens AG (Germany)                                                                     759,000         48.987         .58
York International Corp. (USA)                                                           607,900         30.395         .36
Premier Farnell PLC (United Kingdom)                                                   4,600,000         28.135         .33
Nokia Corp., Class A (American Depositary Receipts) (Finland)                            400,000         25.975         .31
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                        820,000         23.371         .28
Matsushita Communication Industrial Co., Ltd. (Japan)                                    475,000         13.359         .16
General Electric Co. (USA)                                                               125,000         10.422         .12
Elektrim SA (Poland)                                                                     200,000          2.633         .11
Elektrim 2.00% convertible debentures 2004                                            $9,000,000          6.303
Northern Telecom Ltd. (Canada)                                                           103,000          6.592         .08
Kokusai Electric Co., Ltd. (Japan)                                                       350,000          2.799         .03

ELECTRONIC COMPONENTS- 2.27%
Advanced Micro Devices, Inc. (USA) (2)                                                 2,000,000         39.000         .46
Micron Technology, Inc. (USA) (2)                                                      1,650,000         38.878         .46
Delta Electronics, Inc. (Taiwan)                                                       5,800,000         21.782         .26
Murata Manufacturing Co., Ltd. (Japan)                                                   706,000         20.416         .24
Hoya Corp. (Japan)                                                                       527,000         16.646         .20
Altera Corp. (USA) (2)                                                                   450,000         15.131         .18
Intel Corp. (USA)                                                                        200,000         14.287         .17
Rohm Co., Ltd. (Japan)                                                                   100,000         10.384         .12
Mosel Vitelic Inc. (Taiwan) (2)                                                        6,590,000          7.376         .09
Texas Instruments Inc. (USA)                                                             100,000          5.138         .06
Lite-On Technology Corp. (Taiwan) (2)                                                  2,000,000          2.887         .03

FOOD & HOUSEHOLD PRODUCTS- 2.22%
Reckitt & Colman PLC (United Kingdom)                                                  3,109,437         63.809         .75
Cadbury Schweppes PLC (United Kingdom)                                                 2,962,808         45.316         .53
Nestle SA (Switzerland)                                                                   17,952         38.423         .45
Groupe Danone (France)                                                                    76,480         20.604         .24
Cultor Ltd. (Finland)                                                                    682,500         11.766         .14
Unilever NV (Netherlands)                                                                120,000          9.533         .11

FINANCIAL SERVICES- 2.19%
Household International, Inc. (USA)                                                      335,000         45.330         .53
Associates First Capital Corp., Class A (USA)                                            477,847         35.749         .42
Freddie Mac (USA)                                                                        700,000         31.850         .38
Nichiei Co., Ltd. (Japan)                                                                350,110         23.480         .28
OM Gruppen AB (Sweden)                                                                   790,000         16.119         .19
Fannie Mae (USA)                                                                         250,000         14.969         .18
Credicorp Ltd. (Peru)                                                                    678,950         10.778         .13
Medallion Financial Corp. (USA)                                                          275,000          6.944         .08

DATA PROCESSING & REPRODUCTION- 1.29%
Ascend Communications, Inc. (USA) (2)                                                    720,000         31.095         .37
Oracle Corp. (USA) (2)                                                                   875,000         20.672         .24
Fujitsu Ltd. (Japan)                                                                   1,000,000         11.466
Fujitsu Ltd., warrants, expire 2000 (2)                                                    7,100          8.875         .24
Microsoft Corp. (USA) (2)                                                                175,000         14.842         .17
3Com Corp. (USA) (2)                                                                     500,000         12.688         .15
Computer Associates International, Inc. (USA)                                            200,000         10.500         .12

GOLD MINES- 1.07%
Barrick Gold Corp. (Canada)                                                            1,400,000         26.950         .32
Homestake Mining Co. (USA)                                                             1,750,000         19.031         .22
Normandy Mining Ltd. (Australia)                                                      17,644,925         16.227
Normandy Mining Ltd., options, expire 2001 (2)                                         4,875,799          .488          .20
Driefontein Consolidated Ltd. (South Africa)                                           2,200,000         14.128         .17
Newcrest Mining Ltd. (Australia) (2)                                                   6,000,000          7.507         .09
Gold Fields Ltd. (South Africa) (2)                                                    1,044,120          6.077         .07

INDUSTRIAL COMPONENTS- 0.92%
Tomkins PLC (United Kingdom)                                                           4,400,000         25.511         .30
Lear Corp. (USA) (2)                                                                     352,300         18.804         .22
Morgan Crucible Co. PLC (United Kingdom)                                               2,161,523         17.121         .20
Eaton Corp. (USA)                                                                        173,300         15.565         .18
Rockwell International Corp. (USA)                                                        30,000          1.650         .02

MISCELLANEOUS MATERIALS & COMMODITIES- 0.77%
English China Clays PLC (United Kingdom)                                               6,891,000         28.699         .34
Cie. de Saint-Gobain (France)                                                            111,377         21.977         .26
Crown Cork & Seal Co., Inc. (USA)                                                        275,000         14.266         .17

MACHINERY & ENGINEERING- 0.71%
Sidel SA (France)                                                                        210,000         17.102         .20
Svedala Industri AB (Sweden)                                                             600,000         14.767         .17
Caterpillar Inc. (USA)                                                                   250,000         13.734         .16
AIDA Engineering, Ltd. (Japan)                                                         1,995,000          7.582         .09
Daewoo Heavy Industries Ltd. (South Korea)                                             1,800,000          6.183         .07
Kawasaki Heavy Industries, Ltd. (Japan)                                                1,000,000          1.868         .02

METALS: NONFERROUS- 0.62%
Pechiney, Class A (France)                                                               250,000         12.730         .15
Inco Ltd. (Canada)                                                                       850,000         12.219         .14
Gencor Ltd. (South Africa)                                                             6,196,800         12.142         .14
Teck Corp., 3.75% convertible debentures 2006 (Canada)                               $14,950,000         11.848         .14
Indian Aluminum Co., Ltd. (India)                                                        527,700          2.092
Indian Aluminum Co., Ltd. (Global Depositary Receipts)                                   532,300          2.236         .05

ELECTRONIC INSTRUMENTS- 0.62%
ADVANTEST CORP. (Japan)                                                                  401,700         24.797         .29
Security Dynamics Technologies, Inc. (USA) (2)                                         1,000,000         21.125         .25
Perkin-Elmer Corp. (USA)                                                                 100,000          6.850         .08

ENERGY EQUIPMENT- 0.62%
Schlumberger Ltd. (Netherlands Antilles)                                                 455,000         35.518         .42
Halliburton Co. (USA)                                                                    359,800         17.046         .20

APPLIANCES & HOUSEHOLD DURABLES- 0.61%
Sony Corp. (Japan)                                                                       350,000         29.531         .35
Philips Electronics NV (Netherlands)                                                     231,700         22.012         .26

METALS: STEEL- 0.41%
Usinor Sacilor (France)                                                                1,400,000         23.435         .28
Allegheny Teledyne Inc. (USA)                                                            377,000          8.765         .10
Ispat Industries Ltd., 3.00% convertible debentures 2001 (India)(1)                   $2,800,000          1.344         .02
N.T.S. Steel Group PCL, 4.00% Euro convertible 2008 (Thailand)                        $6,670,000          .667          .01

AEROSPACE & MILITARY TECHNOLOGY- 0.37%
Bombardier Inc., Class B (Canada)                                                        738,000         18.981         .22
Boeing Co. (USA)                                                                         140,000          6.668         .08
General Motors Corp., Class H (new) (USA) (2)                                             75,000          3.713         .04
Raytheon Co., Class A (new) (USA)                                                         42,180          2.249         .03

TRANSPORTATION: RAIL & ROAD- 0.34%
Westshore Terminals Inc. (Canada) (1)                                                  3,100,000         16.819         .20
Union Pacific Corp. (USA)                                                                250,000         12.094         .14

LEISURE & TOURISM- 0.32%
Village Roadshow Ltd. (Australia)                                                      1,200,000          2.537
Village Roadshow Ltd., Class A, 5.50% preferred shares                                 2,518,592          4.018
Village Roadshow Ltd., Class A, 5.50% preferred shares (1)                             2,500,000          3.988         .12
King World Productions, Inc. (USA) (2)                                                   400,000         10.200         .12
Thistle Hotels PLC (United Kingdom)                                                    2,100,000          6.808         .08

RECREATION & OTHER CONSUMER PRODUCTS- 0.28%
Nintendo Co., Ltd. (Japan)                                                               125,000         11.673         .14
EMI Group PLC (United Kingdom)                                                         1,365,067         11.548         .14

TEXTILES & APPAREL- 0.19%
Nine West Group Inc. (USA) (2)                                                           300,000          8.456         .10
Courtaulds Textiles PLC (United Kingdom)                                               1,641,500          7.855         .09

BUILDING MATERIALS & COMPONENTS- 0.14%
Friedrich Grohe AG (Germany)                                                              35,000         12.158         .14

TRANSPORTATION: AIRLINES- 0.10%
Air New Zealand Ltd., Class B (New Zealand)                                            6,320,000          8.393         .10

TRANSPORTATION: SHIPPING- 0.08%
Mitsui O.S.K. Lines, Ltd. (Japan)                                                      4,180,000          6.390         .08

MISCELLANEOUS- 1.88%
Other equity securities in initial
 period of acquisition                                                                                  159.779        1.88
                                                                                                      --------    --------
TOTAL EQUITY SECURITIES (cost: $5,792.372 million)                                                    7,609.695       88.09
--------------------------------------------------------                         --------------------------------------------


------------------------------------------                                       ------------------
                                                                                       Principal
                                                                                          Amount
Bonds and Notes                                                                       (Millions)
------------------------------------------                                       ------------------
INDUSTRIALS- 0.19%
Container Corp. of America 11.25% 2004                                                    $6.000          6.495
Container Corp. of America 9.75% 2003                                                      1.000          1.075         .09
Telecom Argentina STET-France Telecom SA 12.00% November 2002                              5.500          6.163         .07
Multicanal Participacoes SA 12.625% June 2004                                              2.250          2.379         .03

FINANCIAL- 0.08%
Netia Holdings BV 10.25% November 2007 (1)                                                 4.125          4.089         .05
Netia Holdings BV 0%/11.25% November 2007 (1,3)                                            3.750          2.592         .03

ARGENTINEAN GOVERNMENT- 0.30%
Argentina (Republic of) 11.75% February 2007 (1)                                       ARP8.000           7.803
Argentina (Republic of) 11.00% October 2006                                               $7.000          7.473
Argentina (Republic of) 11.375% January 2017                                               6.000          6.429
Argentina (Republic of) 8.75% July 2002                                                ARP4.000           3.522         .30

SOUTH AFRICAN GOVERNMENT- 0.42%
South Africa 13.00% August 2010                                                      ZAR197.500          35.764         .42
                                                                                                 ---------------------------
TOTAL BONDS AND NOTES (cost: $88.998 million)                                                            83.784         .99
                                                                                                 ---------------------------
----------------------------------------------------------------                 ---------------- ------------ -------------

Short-Term Securities
----------------------------------------------------------------                 -------------------------------------------
CORPORATE SHORT-TERM NOTES- 8.57%
Lloyds Bank PLC 5.47%-5.48% due 6/11-7/10/98                                             $73.400         73.055         .86
Daimler-Benz North America Corp. 5.47%-5.50% due 6/10-8/25/98                             65.300         64.881         .76
British Telecommunications PLC 5.48%-5.53% due 6/3-7/21/98                                57.645         57.480         .68
Canada Bills 5.44%-5.48% due 7/24/98                                                      50.000         49.591         .58
Rank Xerox Capital (Europe) PLC 5.49%-5.65% due 6/1-6/29/98                               48.400         48.277         .57
Nestle Capital Corp. 5.46%-5.47% due 6/12-7/9/98                                          46.400         46.213         .54
Abbey National North America 5.48%-5.52% due 7/17-8/17/98                                 45.000         44.548         .52
Reed Elsevier Inc. 5.47%-5.48% due 6/16-7/7/98 (1)                                        42.200         42.016         .50
Bayer Corp. 5.47% due 7/7-7/14/98 (1)                                                     37.500         37.263         .44
Diageo Capital PLC 5.46%-5.50% due 6/5-7/1/98 (1)                                         35.000         34.894         .41
E.I. Du Pont de Nemours and Co. 5.46%-5.47% due 7/8-7/16/98                               34.500         34.263         .40
Deutsche Bank Financial Inc. 5.49%-5.51% due 6/23-7/23/98                                 34.000         33.800         .40
Svenska Handelsbanken Group 5.45%-5.48% due 7/2-7/14/98                                   28.900         28.734         .34
Repsol International Finance BV 5.48% due 7/22/98                                         21.900         21.726         .26
Societe Generale North America 5.49%-5.50% due 6/8-7/20/98                                21.000         20.962         .25
Ford Credit Europe PLC 5.50% due 6/12/98                                                  19.300         19.265         .23
Arco British Ltd. 5.52% due 6/18/98 (1)                                                   16.000         15.956         .19
Sweden (Kingdom of) 5.43% due 7/6/98                                                      15.400         15.315         .18
General Motors Acceptance Corp. 5.49% due 6/4/98                                          15.300         15.291         .18
Barclays U.S. Funding Corp. 5.48% due 6/1/98                                              15.000         14.998         .18
ABN AMRO North America Finance Inc. 5.47% due 8/5/98                                       8.500          8.412         .10

FEDERAL AGENCY DISCOUNT NOTES- 0.81%
Fannie Mae 5.41%-5.42% due 7/15-7/21/98                                                   42.000         41.700         .49
Freddie Mac 5.40%-5.42% due 6/26-7/20/98                                                  27.600         27.440         .32

NON-U.S. CURRENCY- 0.07%
New Taiwanese Dollar                                                                    $186.068          5.481         .07
                                                                                                         ------         ---
TOTAL SHORT-TERM SECURITIES (cost: $802.663 million)                                                    801.561        9.45
                                                                                                        -------        ----
TOTAL INVESTMENT SECURITIES (cost: $6,684.033 million)                                                8,495.040       98.53
Excess of payables over cash and receivables                                                            (8.523)       (.10)
                                                                                                     ----------      ------
NET ASSETS                                                                                           $8,486.517       98.43
========================================================                                              =========      ======

(1) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only


Capital World Growth and Income Fund, Inc.
Financial Statements                                                                                       Unaudited
----------------------------------------                                       ---------------       ---------------
Statement of Assets and Liabilities                                                                      (dollars in
at May 31, 1998                                                                                            millions)
-----------------------------------------                                      ---------------       ---------------
Assets:
Investment securities at market
 (cost: $6,684.033)                                                                                       $8,495.040
Cash                                                                                                          13.498
Receivables for--
 Sales of investments                                                                  $ 9.896
 Sales of fund's shares                                                                 14.784
 Dividends and accrued interest                                                         28.386                53.066
                                                                               ---------------       ---------------
                                                                                                           8,561.604
Liabilities:
Payables for--
 Purchases of investments                                                               60.981
 Repurchases of fund's shares                                                            6.110
 Management services                                                                     3.096
 Accrued expenses                                                                        4.900                75.087
                                                                               ---------------       ---------------
Net Assets at May 31, 1998--
 Equivalent to $27.27 per share on
 311,169,153 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                                                      $8,486.517
                                                                                                     ===============



                                                                                                           Unaudited
                                                                                                     ---------------
Statement of Operations                                                                                  (dollars in
for the six months ended May 31, 1998                                                                      millions)
---------------------------------------------                                  ---------------       ---------------
Investment Income:
Income:
 Dividends                                                                             $85.016
 Interest                                                                               36.079             $ 121.095
                                                                                  ------------
Expenses:
 Management services fee                                                                16.924
 Distribution expenses                                                                   9.045
 Transfer agent fee                                                                      2.567
 Reports to shareholders                                                                  .361
 Registration statement and prospectus                                                    .598
 Postage, stationery and supplies                                                         .511
 Directors' fees                                                                          .104
 Auditing and legal fees                                                                  .060
 Custodian fee                                                                           1.095
 Taxes other than federal income tax                                                      .102
 Other expenses                                                                           .078                31.445
                                                                                --------------        --------------
 Net investment income                                                                                        89.650
                                                                                                      --------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                                            456.595
Net increase in unrealized appreciation on investments                                                       501.555
 Net realized gain and increase in unrealized                                                        ---------------
  appreciation on investments                                                                                958.150
                                                                                                     ---------------
Net Increase in Net Assets Resulting
 from Operations                                                                                          $1,047.800
                                                                                                     ===============
See Notes to Financial Statements

                                                                                                         (dollars in
                                                                                                           millions)
----------------------------------------------                                 ---------------       ---------------
                                                                                    Six months
Statement of Changes in Net Assets                                                       ended            Year ended
(dollars in millions)                                                                 5/31/98*              11/30/97
----------------------------------------------                                 ---------------       ---------------

Operations:
Net investment income                                                               $   89.650            $  158.747
Net realized gain on investments                                                       456.595               522.194
Net increase in unrealized appreciation
 on investments                                                                        501.555               221.200
                                                                               ---------------       ---------------
  Net increase in net assets
   resulting from operations                                                         1,047.800               902.141
                                                                               ---------------       ---------------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income                                                  (67.076)            (160.940)
 Distributions from net realized gain on investments                                  (524.360)            (201.626)
                                                                               ---------------       ---------------
  Total dividends and distributions                                                   (591.436)            (362.566)
                                                                               ---------------       ---------------
Capital Share Transactions:
Proceeds from shares sold: 26,733,739
 and 74,465,301 shares, respectively                                                   704.421             1,853.652
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
 23,090,750 and 14,610,266 shares, respectively                                        563.726               342.876
Cost of shares repurchased: 16,986,023
 and 26,987,023 shares, respectively                                                  (444.541)            (669.041)
                                                                               ---------------        --------------
 Net increase in net assets
  resulting from capital share
  transactions                                                                         823.606             1,527.487
                                                                               ---------------       ---------------
Total Increase in Net Assets                                                         1,279.970             2,067.062

Net Assets:
Beginning of period                                                                  7,206.547             5,139.485
                                                                               ---------------       ---------------
End of period (including undistributed
 net investment income: $43.259
 and $20.571, respectively)                                                         $8,486.517            $7,206.547
                                                                               ===============       ===============



*Unaudited

See Notes to Financial Statements

CAPITAL WORLD GROWTH AND INCOME FUND

Notes to Financial Statements           Unaudited

1. Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of May 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,811,007,000, of which $2,243,702,000 related to appreciated securities and $432,695,000 related to depreciated securities. During the six months ended May 31, 1998, the fund realized, on a tax basis, a net capital gain of $456,691,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $96,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $6,684,033,000 at May 31, 1998.


3. The fee of $16,924,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended
May 31, 1998, distribution expenses under the Plan were $9,045,000. As of May 31, 1998, accrued and unpaid distribution expenses were $4,287,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,567,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,044,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of May 31, 1998, aggregate amounts deferred and earnings thereon were $241,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of May 31, 1998, accumulated undistributed net realized gain on investments was $453,611,000 and additional paid-in capital was $6,175,930,000. To conform to its tax reporting, the fund reclassified $114,000 to undistributed net investment income from undistributed net realized gains.

   The fund made purchases and sales of investment securities, excluding short-term securities, of $1,706,652,000 and $1,206,244,000, respectively, during the six months ended May 31, 1998.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,095,000 includes $36,000 was paid by these credits rather than in cash.

   Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended May 31, 1998, such non-U.S. taxes were $7,744,000. Net realized currency losses on dividends, interest and withholding taxes reclaimable, on a book basis, were $219,000 for the six months ended May 31, 1998.

Our holdings in Japan, which accounted for 4.4% of the portfolio, also declined. The nation continued to grapple with severe difficulties and failed to emerge from a prolonged economic slump. Concerns about the health of Japan's banking sector increased and the yen wilted against the dollar. Amid the financial fog, a crisis of confidence gripped the nation. The Japanese market declined accordingly, closing the period with a 9.4% drop.

Per-Share Data and Ratios                               Six months             Year ended    November   30                 Period
                                                             ended                November                             3/26/93(2)
                                                        5/31/98(1)        1997        1996         1995        1994 to   11/30/93
                                                              ----        ----        ----         ----        ----          ----


Net Asset Value, Beginning of Period                        $25.89      $23.77      $20.22       $17.81      $17.00        $15.08
                                                              ----        ----        ----         ----        ----          ----
 Income From Investment Operations:
  Net investment income                                        .30        .640        .70          .61         .52            .29
  Net realized and unrealized gain on investments             3.18       3.045       3.91         2.72         .75           1.86
                                                              ----        ----        ----         ----        ----          ----

   Total income from investment operations                    3.48       3.685       4.61         3.33        1.27           2.15
                                                              ----        ----        ----         ----        ----          ----

 Less Distributions:
  Dividends from net investment income                        (.23)  (.650)(3)    (.72)(3)         (.63)       (.46)        (.23)
  Distributions from net realized gains                      (1.87)       .915       (.34)        (.29)         --             --
                                                              ----        ----        ----         ----        ----          ----
   Total distributions                                       (2.10)    (1.565)      (1.06)        (.92)       (.46)         (.23)
                                                              ----        ----        ----         ----        ----          ----
Net Asset Value, End of Period                              $27.27      $25.89      $23.77       $20.22      $17.81        $17.00
                                                            ======      ======      ======       ======      ======        ======

Total Return (4)                                         14.48%(5)      16.36%      23.67%       19.41%       7.51%     14.39%(5)


Ratios/Supplemental Data:
 Net assets, end of period (in millions)                    $8,487      $7,207      $5,139       $3,611      $2,784       $1,521
 Ratio of expenses to average net assets                   .40%(5)        .82%        .85%         .88%         .87%     .62%(5)
 Ratio of net income to average net assets                1.13%(5)       2.53%       3.28%        3.24%        3.11%    2.01%(5)
 Average commissions paid per share (6)                       .94c        .14c        .25c        1.94c       1.24c        1.31c
 Portfolio turnover rate                                 17.25%(5)      32.41%      30.18%       25.50%       18.66%    2.71%(5)


(1) Unaudited

(2) Commencement of operations

(3) Includes 0.2 cents and 1.5 cents realized non-U.S. currency gains treated as ordinary income in 1997 and 1996, respectively, for federal income tax purposes.

(4) Excludes maximum sales charge of 5.75%.

(5) Based on operations for the period shown and, accordingly, not representative of a full year.

(6) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S.
 commissions when expressed as cents per share but higher when expressed as a percentage of transaction amount because of the lower per-share prices of many non-U.S. securities.


[THE AMERICAN FUNDS GROUP(R)]

Capital World Growth and Income Fund

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA AGD/AL/3847
Lit. No. WGI-013-0798